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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

               Date of the Report:   June 20, 1995
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                   Commission file number 1-5805
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                     CHEMICAL BANKING CORPORATION
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        (Exact name of registrant as specified in its charter)



     Delaware                                          13-2624428
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(State or other jurisdiction                     (I.R.S. Employer
 of incorporation)                            Identification No.)



270 Park Avenue, New York, NY                               10017
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(Address of principal executive Offices)               (Zip Code)



Registrant's telephone number, including area code (212) 270-6000
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Item 5.  Other Events
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On June 20, 1995, the Board of Directors of Chemical Banking Corporation
increased the quarterly dividend on the outstanding shares of its common stock to 50 cents a share, up 14 percent from 44 cents per share, payable on July 31, 1995 to stockholders of record at the close of business on July 6, 1995. On an annual basis, this would represent an increase in the dividend rate to $2.00 per share, from $1.76 per share.

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                              SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                 CHEMICAL BANKING CORPORATION
                                             (Registrant)



Dated   June 20, 1995            by   /s/Joseph L. Sclafani
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                                         Joseph L. Sclafani
                                              Controller
                                 [Principal Accounting Officer]

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